SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

U.S.A.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 5, 2004

INSMED INCORPORATED

(Exact name of registrant as specified in its charter)

VIRGINIA	0-30739	54-1972729
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4851 Lake Brook Drive, Glen Allen, Virginia 23060

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (804) 565-3000

Item 12. Results of Operations and Financial Condition..

On May 5, 2004, Insmed Incorporated announced its financial results for the three months ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSMED INCORPORATED

Date: May 5, 2004	By:	/s/ Kevin P. Tully
Kevin P. Tully
Principal Financial Officer, Treasurer and Controller

EXHIBIT INDEX

Exhibit Number	Exhibit
Exhibit 99.1	Press release issued by Insmed Incorporated on May 5, 2004.